UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2008

APPLE REIT EIGHT, INC.

(Exact name of registrant as specified in its charter)

Virginia	333-140548	20-8268625
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

814 East Main Street, Richmond, VA	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Apple REIT Eight, Inc. (which is referred to below as the “Company” or as “we,” “us” or “our”) is filing this report in accordance with Item 2.01 and Item 9.01 of Form 8-K.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Georgia Hotel

On January 2, 2008, our indirect wholly-owned subsidiary, Apple Eight Hospitality Ownership, Inc., closed on the purchase of a hotel located in Port Wentworth, Georgia. The hotel acquired by our purchasing subsidiary is a Hampton Inn® containing 106 guest rooms. The purchase price for the hotel was $10.8 million. The seller has no material relationship with us or our subsidiaries, other than through the purchase contract and other related contracts.

The purchase price for the hotel was funded by our ongoing offering of Units (with each Unit consisting of one common share and one Series A preferred share).

As a result of the closing described above, a total of five closings have occurred under a purchase contract executed on September 4, 2007 for the potential purchase of eight hotels. Additional information regarding the purchase contract, the hotel listed above and the remaining hotels is set forth in our Form 8-K dated September 4, 2007 and filed with the Securities and Exchange Commission on September 7, 2007, which is incorporated herein by reference. There can be no assurance at this time that any further closings will occur under the purchase contract.

New York Hotel

On January 4, 2008, our indirect wholly-owned subsidiary, Apple Eight Hospitality Ownership, Inc., closed on the purchase of a hotel located in New York, New York. Our purchasing subsidiary acquired Hotel 57 containing 200 guest rooms. The purchase price for the hotel was $99,000,000. The seller has no material relationship with us or our subsidiaries, other than through the purchase contract.

The purchase price for the hotel was funded by our ongoing offering of Units (with each Unit consisting of one common share and one Series A preferred share).

Additional information regarding the purchase contract and the hotel is set forth in our Form 8-K dated November 15, 2007 and filed with the Securities and Exchange Commission on November 19, 2007, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

a.	Financial statements of businesses acquired.

(Financial statements will be filed as necessary by amendment within the required time period)

b.	Pro forma financial information.

(Pro forma financial information will be filed as necessary by amendment within the required time period)

c.	Shell company transaction.

None

d.	Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple REIT Eight, Inc.

By:	/s/ Glade M. Knight
Glade M. Knight, Chief Executive Officer

January 7, 2008